================================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 1, 2004


                             AGU ENTERTAINMENT CORP.
             (Exact Name of Registrant as Specified in its Charter)

                              --------------------



        Colorado                  005-79752                 84-1557072
----------------------------- ----------------------- --------------------------
(State or other jurisdiction                               (I.R.S. Employer
    of incorporation or          (Commission File         Identification No.)
       organization)                  Number)

                              ---------------------


                       1107 Biscayne Boulevard, Suite 101
                              Miami, Florida 33161
                  --------------------------------------------
                    (Address of principal executive offices,
                               including zip code


                                 (305) 899-6100
               --------------------------------------------------
               Registrant's telephone number, Including area code


                       Lexington Barron Technologies, Inc.
                          102 Tejon Street, Suite 1100
                        Colorado Springs, Colorado 80903
                       -----------------------------------
                        (Former name or former address,
                          if changed since last report)

================================================================================

ITEMS 1 and 2. Changes in Control of Registrant; Acquisition or Disposition of Assets

      Lexington Barron Technologies, Inc. (the "Company") was incorporated in the State of Colorado on August 23, 2000 for the purpose of either merging with or acquiring an operating company with an operating history and assets. From its inception through April 1, 2004, the Company conducted no significant operations or other activities. On March 15, 2004, the Company entered into a Stock Exchange Agreement with Pyramid Music Corp., a Florida corporation ("PMC"). Under the terms of the Stock Exchange Agreement, the Company acquired 100% of the stock of PMC in exchange 16,922,464 shares of common stock of the Company (the "Stock Exchange"). As a result of the Stock Exchange, which was consummated on April 1, 2004, the former shareholders of PMC, owned on a fully diluted basis, approximately 80% of the then issued and outstanding shares of common stock of the Company.

      On March 26, 2004, the Company changed its name to AGU Entertainment Corp.

      Following the completion of the Stock Exchange, the Company had issued and outstanding 21,053,076 shares of common stock. See "Security Ownership of Certain Beneficial Owners and Management." As of April 1, 2004, the former principal owners of Lexington Barron Technologies, Inc.'s common stock owned 4,130,612 shares, or approximately 20% of the outstanding common stock of the Company.

      In connection with the Stock Exchange, the Company's directors appointed the nominees of the former shareholders of PMC to fill the existing vacancies on the board of directors and then resigned as members of the board.

      As a result of the Stock Exchange, the Company has the following wholly-owned subsidiaries:

      o Pyramid Music Corp, a Florida corporation, which in turn wholly owns the following subsidiaries:

                  o     The Tube Music Network, Inc., a Florida corporation, and
                  o Pyramid Records International, Inc., a Florida corporation.

      Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "SEC"), AGU Entertainment Corp. is the successor issuer to Lexington Barron Technologies, Inc. for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

DESCRIPTION OF BUSINESS.
------------------------

      In this section, the terms "Company," "we," "us" or "our" refer to AGU Entertainment Corp. as it exists following completion of the Stock Exchange, unless the context otherwise indicates. The Company is headquartered at 11077 Biscayne Blvd., Suite 100, Miami, Florida 33161 and its telephone number is
(305) 899-6100.

General

      As a result of the Stock Exchange, the Company, through its subsidiary PMC, has two wholly-owned operating entities that are or will become engaged in the following services: (i) the formation and operation of a television network, The Tube Music Network, Inc. ("The Tube"), that plans to air traditional music video archives and live concert DVDs of contemporary music material that is derived from archived video and music collection libraries, and (ii) a production, marketing and distribution record company, Pyramid Records International, Inc. ("Pyramid Records"), that has merged audio, visual and Internet content into one corporate concept.

The Tube:

      The Tube is creating a television network that will air audio and video of archived and current adult music material. It is our intent that the television network will have the ability to simultaneously broadcast live radio, television and Internet concerts. It will be the Company's critical distribution channel and platform to market and sell CD's, DVD's and other merchandise. We anticipate that The Tube will also receive revenues from advertising by third parties.

      Unlike other television networks, such as MTV and VH1, which are focused on reality programming and music directed at a young audience, The Tube's focus will be music for the adult market, ages 30 and above. Demographically, it is this adult market that purchases most of the music in the United States today, yet no other television network exists to serve this market. The Company anticipates that it will commence broadcasting its television network in the second quarter of 2004.

Pyramid Records:

      Pyramid Records is a newly formed production, marketing and distribution record company. This record company currently has a distribution agreement with Ark 21 Records, L.P., an affiliate of Universal Music, the largest record company distributor in the world.

      Pyramid Records generates and will generate revenues from a variety of sources, including sales of records to mass merchandisers and other retail outlets, the Internet, television and film soundtracks, theme song sales, greatest hits live albums, filmed live concerts, and merchandising in non-traditional retail outlets. Pyramid Records had revenues of approximately $60,000 from inception through December 31, 2003.

COMPETITION

      The Tube and Pyramid Records are both in industries that are highly competitive, with many national and international firms competing in the areas served by the Company. Many of these competitor firms are well established in these markets and many have greater financial resources and managerial capabilities than the Company. The Company expects to encounter substantial competition in its efforts to grow its business.

EMPLOYEES

      The Company and its subsidiaries employ, on a full time basis, 20 employees, consisting of five employees in administration, sales and management, five employees within The Tube division, and ten employees of the Pyramid Record division. The Company considers its relationship with its employees to be good.

                                  RISK FACTORS

      The following is a summary of the principal risks associated with the ownership of our common stock. You should consider carefully these risk factors, together with all of the other information in this report.

Risks Inherent to this Company:

WE ARE A DEVELOPMENT STAGE COMPANY WITH A LIMITED OPERATING HISTORY AND WE ANTICIPATE THAT WE WILL HAVE OPERATING LOSSES IN THE FORESEEABLE FUTURE.

      Pyramid Music Corp. was incorporated on May 20, 2003. We have spent our time and money on developing the business concept, establishing relationships within the industry, locating the video and music content needed to launch the television network, acquiring distribution rights, and otherwise developing a foundation for our business concept. We have no existing income and a very limited operating history from which to evaluate our business prospects. We cannot assure you that we will ever achieve profitable operations or generate significant revenues. Our future operating results depend on many factors, including demand for our products, the level of competition, and the ability of our officers to manage our business and growth. Our limited operating history and the emerging nature of the market in which we will compete make it difficult to forecast revenues or earnings accurately. As a result, we anticipate that we will have operating losses for the foreseeable future.

WE WILL NEED ADDITIONAL CAPITAL AND IT MAY NOT BE AVAILABLE ON AFFORDABLE TERMS, IF AT ALL.

      We have very limited financial resources. We anticipate that we will require additional capital to fund our operations. Since we will require additional capital to implement our business strategy, we will need to seek external debt or equity financing. Although we anticipate that we will have limited lines of credit available to us, the sources of funds or other financing may not be available for us in light of our financial condition or may not be available in amounts we require to operate our business. Our failure to obtain additional capital to finance our working capital needs at acceptable terms will negatively impact our business, financial condition and liquidity.

OUR SUCCESS IS DEPENDENT ON OUR SENIOR MANAGEMENT TEAM AND OUR ABILITY TO HIRE AND RETAIN QUALIFIED EMPLOYEES.

      We believe that our success is substantially dependent on: (1) our ability to retain and motivate our senior management team and other key employees; and
(2) our ability to identify, attract, hire, train, retain and motivate other qualified personnel. The development of our business and operations is dependent upon the efforts and talents of our executive officers. We cannot assure you that we will be successful in retaining the services of any of the members of our senior management team or other key personnel, or in hiring qualified technical, managerial, marketing and customer service personnel. We do not have "key person" life insurance policies on any of our key personnel, so in the event of a tragic incident during the development phase of the Company, we would find ourselves in a very precarious position without the financial ability or management skill to overcome it. If we do not succeed in retaining our employees and in attracting new employees, our business could suffer significantly.

EXISTING SHAREHOLDERS MAY SUFFER SUBSTANTIAL DILUTION IN FUTURE ISSUANCES OF OUR COMMON STOCK.

      We anticipate issuing a substantial amount of common stock in future issuances. These issuances could be related to an equity incentive plan for members of management, directors, officers, employees, and key consultants. It is also likely that we will issue additional shares of common stock in future capital financings. Any grants or sales of additional shares of our common stock will have a dilutive effect on the existing shareholders, which could adversely affect the value of our common stock.

THERE ARE POTENTIAL CONFLICTS OF INTERESTS AND AGREEMENTS THAT ARE NOT SUBJECT TO ARM'S LENGTH NEGOTIATIONS.

      Several shareholders of the Company have provided bridge financing for start-up costs. These bridge loans totaled approximately $300,000 at April 1, 2004. We intend to repay these bridge loans out of the proceeds raised from future offerings of our securities or any operating revenues. Additionally, several of the shareholders are affiliated with entities that may receive brokerage fees, consulting fees and other compensation related to the performance of services for the Company. The Company is also responsible for a payment of approximately $350,000 on behalf of Pyramid Media Group, Inc., of which Allen Jacobi, president of Pyramid Records International, is an owner and shareholder. See "Certain Relationships and Related Transactions."

WE ADOPTED PROVISIONS LIMITING THE LIABILITY OF MANAGEMENT TO SHAREHOLDERS.

      We have adopted provisions, and will maintain provisions, to our articles of incorporation and by-laws that limit the liability of officers, directors, and employees, and provide for indemnification by the Company of officers, directors, and employees to the full extent permitted by Colorado law. Colorado law provides that officers and directors have no personal liability to a Company or its shareholders for monetary damages for breach of fiduciary duties as officers or directors, except for a breach of their duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, unlawful payment of dividends or unlawful stock purchases or redemptions, or any transaction from which a director or officer derives an improper personal benefit. Such provisions substantially limit the shareholders' ability to hold officers and directors liable for breaches of fiduciary duty, and may require us to indemnify our officers and directors.

WE MAY NOT BE ABLE TO ADEQUATELY MANAGE FUTURE GROWTH.

      If we are successful in developing our business plan, the anticipated future growth of the business could place a significant strain on our managerial, operational and financial resources. We cannot assure you that management would effectively manage a significant growth in our business. The failure to adequately manage any growth would adversely effect our business operations and financial results.

WE DO NOT HAVE AN ESTABLISHED TRADING MARKET FOR OUR COMMON STOCK.

      There is no established trading market for the common stock of the Company. Accordingly, an investment in the Company should presently be regarded as illiquid as well as highly speculative, and is suitable only for persons who can hold their investment in the Company indefinitely. We may seek to apply to have our common stock listed, but we cannot assure you that we will undertake to have our common stock trade on a regulated market, or if we do apply that we will be successful in our attempt.

OUR MANAGEMENT, THROUGH ITS SIGNIFICANT OWNERSHIP OF OUR COMMON STOCK, HAS ULTIMATE CONTROL OVER OUR OPERATIONS.

      Our management owns a majority of the total outstanding shares of our common stock and therefor has ultimate control over the operations of the Company. These officers and employees will be able to control or otherwise significantly influence all matters requiring approval by our shareholders, including the election of directors and the approval of mergers or other business combination transactions.

WE HAVE NEVER PAID DIVIDENDS AND DO NOT ANTICIPATE PAYING ANY IN THE FORESEEABLE FUTURE.

      We have never declared or paid a cash dividend and we do not expect to have any cash with which to pay cash dividends in the foreseeable future. If we do have available cash, we intend to use it to grow our business.

Risks Related to the Nature of the Proposed Business:

WE MAY BE UNABLE TO IMPLEMENT OUR BUSINESS AND GROWTH STRATEGY.

      Our growth strategy is dependent upon our ability to generate sales and profit margins through the achievement of our business plan. This includes, but is not limited to, (i) successful integration of new products from time to time;
(ii) establishment and maintenance of sales and distribution channels, including the successful launch of our television network, (iii) development of new business opportunities; (iv) maintenance of existing clients and the organization and systems to support these clients; (v) the establishment of strong financial and management systems; and (vi) the ability to attract, retain and hire highly skilled management and consultants. Implementation of this strategy will depend in large part on the Company's ability to: (i) obtain adequate financing on favorable terms to fund this growth strategy in the future; (ii) develop and expand our client and customer bases; (iii) develop and expand our product offerings, (iv) hire, train and retain skilled employees; (v) establish corporate brand identity and successfully implement our marketing campaigns; (vi) continue to expand in the face of increasing competition; (vii) continue to negotiate agreements on terms that increase or maintain the Company's current profit margins; (viii) leverage existing creditor relationships to improve terms of business and extend additional credit; (ix) create sufficient demand for our products; and (x) maintain a strong management team. Our failure with respect to any or all of these factors could impair our ability to successfully implement our growth strategy, which could have a material adverse effect on our results of operations and financial condition.

WE INTEND TO LAUNCH NEW PRODUCTS IN A VOLATILE MARKET AND WE MAY BE
UNSUCCESSFUL.

      We intend to launch new products, which include a television network featuring classic rock music and video focused on the adult market, and an international distribution of the Havana Bridge project, an album and DVD featuring internationally renowned artists performing with Cuban artists. The consumer retail market and the television industry are volatile marketplaces and we may not be able to successfully penetrate and develop either sector. We cannot assure you that we will be able to find, purchase and maintain the airwave space necessary to carry and successfully launch a new television network. Even if we are able to find such airwave space, we will be successful only if consumers establish a loyalty to our network and purchase the products advertised on the network, including those products offered by our subsidiary, Pyramid Records. We will have no control over consumer reaction to our network or product offerings. If we are not successful in building a strong and loyal consumer following, we may not be able to generate sufficient sales to achieve profitability.

WE DO NOT HAVE THE ABILITY TO CONTROL THE VOLATILITY OF SALES.

      Our business is dependent on selling our products in a volatile consumer oriented marketplace. The retail consumer industry, by its nature, is very volatile and sensitive to numerous economic factors, including competition, market conditions, and general economic conditions. None of these conditions are within our control. There can be no assurance that we will have stable or growing sales of our record company products and advertising space of our television network, and maintain profitability in the volatile consumer marketplace.

WE MAY NOT BE ABLE TO PURCHASE AND/OR LICENSE ASSETS THAT ARE CRITICAL TO OUR BUSINESS.

      We intend to purchase and/or license archived video and music collection libraries to fulfill the programming needs of The Tube. The acquisition or licensure of these assets is critical to accomplishing the business plan of the Company. We cannot assure you that we will be successful in obtaining these assets or that if we do acquire them, that we will be able to do so at a reasonable cost. Our failure to purchase and/or license these libraries at a reasonable cost would have a material adverse effect on our business, results of operations and financial condition.

WE MAY NOT BE ABLE TO MAINTAIN OUR CLIENT RELATIONSHIPS THAT WE HAVE
DEVELOPED.

      Our clients in our record division, Pyramid Music, are artists and celebrities. This clientele is fragmented and requires a great deal of servicing to maintain strong relationships. Our ability to maintain client loyalty will be dependent on our ability to successfully market and distribute their products, as well as our ability to service their needs. We cannot assure you that we will be successful in maintaining the relationship with our artists. Our inability to maintain these relationships could prevent us from becoming profitable.

OUR FAILURE TO DEVELOP ADVERTISING REVENUES COULD PREVENT US FROM GENERATING REVENUE.

      We intend to generate a significant portion of our revenue from our television network, The Tube, through advertising. It is unlikely that we will be able to obtain long-term commitments from advertisers due to the start-up nature of our business. Advertisers generally may cancel, reduce or postpone orders without penalty. Cancellations, reductions or delays in purchases of advertising could occur as a result of a strike, or a general economic downturn in one or more industries or in one or more geographic areas. If we are unable to generate significant revenue from advertising, it will have a material adverse effect on our financial condition and results of operations.

WE MAY ENCOUNTER INTENSE COMPETITION FROM SUBSTANTIALLY LARGER AND BETTER FINANCED COMPANIES.

      Our success will depend upon our ability to penetrate the consumer market for media oriented products and establish a television network with sufficient ratings to cover the costs associated with operating the network and providing a profit for our investors. Our television network and record company will compete with more established and better financed companies that have longer operating histories and more recognition in the market place than we do. It is also possible that previously unidentified competitors may enter the market place and decrease our chance of acquiring the requisite market share. Our future success will depend on our ability to penetrate the market quickly and efficiently. Our ability to respond to competitive product offerings and the evolving demands of the marketplace will play a key role in our success. Our failure to develop, maintain and continually improve our distribution process could prevent us from attaining sufficient market share. If we are unable to respond and compete in these markets, it will have a material adverse effect on our business, results of operations and financial condition.

WE MAY BE UNABLE TO ADEQUATELY REACT TO MARKET CHANGES.

      Our success is partially dependent upon our ability to develop our market and change our business model as may be necessary to react to changing market conditions. Our ability to modify or change our business model to fit the needs of a changing market place is a critical factor in our success, and our inability to do this could have a material adverse affect on our business and financial condition.

COPYRIGHT LAWS MAY NEGATIVELY AFFECT THE VALUE OF CERTAIN OF OUR ASSETS.

      Under existing United States copyright law, sound recordings may be protected. United States copyright law, however, also gives individual authors the inalienable right to recapture the rights to their copyrighted material by terminating any transfer of interest in his or her copyright. For example, for transfers given on or after January 1, 1978, the author may terminate the transfer after 35 years, or perhaps earlier if the performer has shorter reversion provisions within their agreements. A more complex timeline applies to termination of transfers conveyed on or before December 31, 1977. Strict rules of notice (i.e., a notice of intent to terminate given from the author to the publisher) must be followed by the author to validate the termination. As a result, certain of our assets may be lost if challenged by authors seeking to recapture their copyrighted material, thereby potentially negatively affecting the results of operations and financial condition of the Company and its future prospects.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
--------------------------------------------------------------------------
OPERATIONS.
-----------

      The following discussion should be read in conjunction with the financial statements and notes thereto.

      The Company is comprised of two operating subsidiaries, The Tube and Pyramid Music. From inception through March 31, 2004, the Company has engaged in organizational activities, incurred start-up expenses in connection with the implementation of its business plan, had minimal revenues, and incurred operating losses. We plan to focus our efforts on launching The Tube and expanding Pyramid Music, and we expect that our operating expenses will increase significantly in the foreseeable future as a result. The Company must raise additional funds as a result of the planned significant increases in its operating expenditures. The Company does not expect to receive revenues for the foreseeable future and expects to continue to incur operating losses. The Company is currently exploring additional financing alternatives, including the possibility of private equity or debt offerings.

      The Company has a limited operating history upon which to base an evaluation of its business. The Company's business and prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in the early stages of development.

FORWARD-LOOKING STATEMENTS

      This report includes a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. Those statements reflect management's current views with respect to future events and financial performance and include statements regarding the intent, belief or current expectations of us and members of our management team, as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Readers are urged to carefully review and consider the various disclosures made by us in this report and in our other reports filed with the Securities and Exchange Commission. Important factors currently known to management could cause actual results to differ materially from those in forward-looking statements. See "Risk Factors" for a discussion of such factors. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that our assumptions are based upon reasonable data derived from and known about our business and operations. No assurances are made that actual results of operations or the results of our future activities will not differ materially from our assumptions.


DESCRIPTION OF PROPERTY.
------------------------

      We do not own any real estate and we lease all of our operating space. As of April 1, 2004, we leased the following office locations:

      o approximately 1,500 square feet of office space located at 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161; this office space was leased for a term of one year expiring on September 20, 2004 at an annual rental of $21,600;

      o approximately 3,000 square feet of office space located at 11077 Biscayne Boulevard, Suite 200, Miami, Florida; this office space was leased for a term of two years expiring on September 30, 2005 at an annual rental of $46,110;

      o approximately 8,900 square feet of recording studio space located at 12390 NE 13th Place, North Miami, Florida 33181 for a term of 36 months expiring on September 30, 2006, at a current annual rental of $35,967.36; and

      o approximately 532 square feet of office space located at 2040 Sherman Street, Suite 16, Hollywood, Florida 33020; this office space was leased month to month at a monthly rental of $1,749.

      Management considers our office space adequate for our present requirements. In the event that expansion of our business requires that we obtain additional space, management believes that such space would be available on commercially reasonable terms.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.
---------------------------------------------------------------

      The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock as of April 1, 2004, adjusted to reflect the Stock Exchange, by:

      o each person known by the Company to own beneficially more than 5% of the Company's common stock;

      o     each of the Company's named executive officers;

      o     each director of the Company; and

      o     all of the executive officers and directors as a group.

      The amount and percentage of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to dispose of or to direct the disposition of the security. Unless otherwise indicated below, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares owned beneficially. The percentage of beneficial ownership of common stock after the Stock Exchange is based on 21,153,075 shares outstanding.

NAME AND ADDRESS OF BENEFICIAL        SHARES         PERCENTAGE OF
OWNER (1)                       BENEFICIALLY OWNED    OUTSTANDING
                                 AFTER THE STOCK         SHARES
                                     EXCHANGE
                                 ---------------         ------

Michael Jay Solomon
   Director of the Company          400,000(2)            1.9%
Les Garland
   President of The Tube and
Director of the Company              1,542,000            7.3%
Allen Jacobi
   President of Pyramid Records     123,750(3)              *
David Levy
   President of the Company
and Director of the Company       2,330,500(4)(5)         11.1%
Gregory Catinella
   Director of the Company            736,500             3.5%
Rachel Levy
7014 DelCorso Lane                1,300,784(5)(6)         6.1%
Delray, FL 33446
Ned Siegel
500 T-Rex Ave., Suite 150
Boca Raton, FL 33431                 1,460,086            6.9%
Neil Strum
3849 Rambla Pacifico                 1,460,086            6.9%
Malibu, California 90265
VLC Holdings, LLC
2455 E. Sunrise Blvd., Suite
502                               2,300,000(5)(7)         10.9%
Ft. Lauderdale, FL 33304
All executive officers and
directors as a group                 5,132,750            24.4%
----------
* Less than 1%

      (1) Unless otherwise indicated, the address of record for the owner is 11077 Biscayne Blvd., Suite 100, Miami, Florida 33161.
      (2) Held by Solomon Family Trust, dated December 21, 1989, 14 Beverly Park, Beverly Hills, CA 90210.
      (3) Includes 18,750 shares owned by Cheri Jacobi, Allen Jacobi's wife.
      (4) Includes 20,000 shares owned by David Levy and excludes 1,300,784 shares owned by Rachel Levy, David Levy's mother. Also includes shares owned by VLC Holdings and 10,500 shares owned by Victoria Levy, David Levy's daughter.
      (5) The aggregate holdings of David Levy, Victoria Levy, Rachel Levy and VLC Holdings total 3,631,284 and represent approximately 17.2% of the Company's outstanding common stock.
      (6) Excludes shares held by David Levy and Victoria Levy.
      (7) The principal owners of VLC Holdings, LLC are the wife and daughter of David Levy, the President and a director of the Company. Excludes shares held by David Levy, Victoria Levy and Rachel Levy.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.
-------------------------------------------------------------

      The members of the board of directors of the Company serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the board of directors.

      From the Company's inception until the Stock Exchange, Phillip Kilgore served as Chairman, President, Chief Financial Officer and Secretary of the Company. Jeffrey Neal served as Vice President, and David Goller served as Executive Vice President. Upon the consummation of the Stock Exchange, Mr. Kilgore, Mr. Neale and Mr. Goller resigned.

      The following table sets forth information regarding the Company's directors and executive officers as of April 1, 2004. There are no family relationships among any of our directors and officers.

NAME                           AGE      POSITIONS
----                           ---      ---------

Michael Jay Solomon.........   67       Director
David Levy..................   52       Director and President of the Company
Les Garland.................   51       Director and President of The Tube
Allen Jacobi................   56       President of Pyramid Records
Gregory R. Catinella........   53       Director
John Poling.................   58       Director


Michael Jay Solomon has an employment agreement to serve as Chairman of PMC upon the occurrence of certain financing conditions. Prior to joining PMC, Mr. Solomon was Chairman and Chief Executive Officer of El Camino Entertainment Group, Inc. from 2002 TO April 2004. El Camino Entertainment Group, Inc. is a company dedicated to building a live family entertainment company on a national basis through the consolidation of family run companies that operate rides, games and food at state and county fairs and carnivals throughout the United States. In 1994, Mr. Solomon launched his own television communications companies, Solomon International Enterprises and Solomon Broadcasting International, which is where he worked prior to joining El Camino Entertainment Group, Inc. Mr. Solomon became a director of the Company upon the consummation of the Stock Exchange.

David Levy has served as President of PMC since 2003 and will continue to serve as President of the Company. Prior to joining PMC, Mr. Levy was the vice president of business development of Northwestern Bell Phones, a manufacturing and marketing company of consumer electronics from 1995 to 2003. Mr. Levy became the president and a director of the Company upon the consummation of the Stock Exchange.

Les Garland has served as President of The Tube since 2003. Prior to joining The Tube, Mr. Garland was President of Afterplay Marketing, Inc., a Nevada company from 1998 to 2003. From 1998 to 2000, Mr. Garland was consultant to the College Television Network, a television network on college campuses across the United States. Mr. Garland became a director of the company upon the consummation of the Stock Exchange.

Allen Jacobi founded Pyramid Media Group, Inc., a record label, in 1990. Mr. Jacobi joined PMC when certain assets of Pyramid Media Group were acquired by PMC in 2003.

Gregory R. Catinella has been the owner of Catinella Realty, a small boutique real estate company since January 2004. Prior to owning Catinella Realty, Mr. Catinella was Chairman and President of Catinella Consulting Inc., a provider of consulting, marketing and business developement services to public and private companies, from 1986 to 2004. Mr. Catinella became a director of the Company upon the consummation of the Stock Exchange.

John Poling is a partner at Tatum Partners, LLP, which he joined in 2002. Tatum Partners, LLP provide financial services on a permanent, interim or project basis to emerging growth, middle market and multinational companies. Prior to joining Tatum Partners, LLP, Mr. Poling served as Chief Financial Officer of U.S. Plastic Lumber Corp. from 1999 to 2002. Mr. Poling serves on the board of directors of Kreisler Manufacturing Corporation, SystemOne Technology, Inc. and National Earth Services, Inc. Mr. Poling became a director of the Company upon the consummation of the Stock Exchange.

EXECUTIVE COMPENSATION.
-----------------------

      Compensation of management is determined by the compensation committee of the board of directors. The stockholders of the Company will not have the opportunity to vote on or approve such compensation. Except as set forth in the table below, prior to December 31, 2003, no compensation was paid to any officer or director of the Company or its predecessor entities. No officer or director has received stock options or non-cash compensation.

      The following table sets forth all cash compensation paid to the president for the year ended December 31, 2003 and other most highly compensated executive officer.


                                       ANNUAL COMPENSATION

------------------------------- ----- --------- ----------- -----------
                                                   OTHER
                                                  ANNUAL       ALL OTHER
  NAME AND PRINCIPAL POSITION   YEAR   SALARY   COMPENSATION  COMPENSATION
  ---------------------------   ----   ------   ------------  ------------

David Levy...................   2003   $3,607   $11,934(1)      $0
  President

Les Garland..................   2003   $64,421      $0          $0
  President of The Tube

(1) Includes compensation for an automobile allowance.

EMPLOYMENT AGREEMENTS

David Levy. Under an employment agreement, dated as of April 1, 2004, David Levy serves as our President. The agreement terminates on March 23, 2009 and may be extended for subsequent one-year periods by both parties signing an extension prior to 30 days of the expiration date. Under the agreement, Mr. Levy is entitled to receive an annual salary of $350,000 or such greater amount as the board of directors may determine. This annual salary increases 5% on March 23, 2005. Under the agreement, Mr. Levy deferred any salary in excess of $2,500 per week until the Company raises a minimum of $5,000,000 in equity or equity equivalents. If Mr. Levy is terminated without cause, the Company must pay him any of his annual salary that has accrued, and an amount equal to the lesser of his annual salary for the number of months remaining in the term of the agreement or his monthly salary multiplied by 24.

Michael Jay Solomon. Under an employment agreement, dated as of October 1, 2003 and amended as of December 1, 2003, Michael Jay Solomon will serve as our Chairman beginning on the date of the closing of a debt and/or equity financing with gross proceeds to the Company of approximately $6,000,000. The agreement terminates on the fifth anniversary of the commencement date and renews automatically for successive two-year periods, unless either party provides written notice 90 days prior to the termination of the agreement. Under the agreement, Mr. Solomon is entitled to an annual salary of $400,000 or such greater amount as the board of directors may determine. This annual salary increases annually by an amount equal to the greater of 7.5% per year or by an amount equal to the consumer price index. If, during the term of the agreement or within 18 months after its termination, the Company undergoes a change of control, the Company must pay Mr. Solomon a bonus in amount equal to the greater of $3,000,000 or 5% of the total consideration paid, received or contributed by or to the Company in the change of control. The maximum of such bonus is $10,000,000, unless Mr. Solomon introduced the Company to the other party involved in the change of control. Mr. Solomon is entitled to a performance bonus at the end of each fiscal year based upon the Company attaining financial performance targets set by the board of directors. Mr. Solomon is also entitled to an expense allowance of $4,000 per month. If the Company terminates Mr. Solomon without cause or Mr. Solomon resigns for good reason, then in addition to his annual salary, the Company must pay Mr. Solomon severance equal to two years annual salary.

Allen Jacobi. Under an employment agreement, dated as of April 1, 2004, Allen Jacobi serves as President of Pyramid Records International, Inc. The agreement terminates on March 23, 2009 and may be extended for subsequent one-year periods by both parties signing an extension prior to 30 days of the expiration date. Under the agreement, Mr. Jacobi is entitled to receive an annual salary of $200,000 or such greater amount as the board of directors may determine. This annual salary increases 5% on March 23, 2005. If Mr. Jacobi is terminated without cause, the Company must pay him any of his annual salary that has accrued, and an amount equal to the lesser of his annual salary for the number of months remaining in the term of the agreement or his monthly salary multiplied by 18.

Les Garland. Under an employment agreement, dated as of July 2003, Les Garland serves as Chief Operating Officer of The Tube Music Network, Inc. Under the agreement, Mr. Garland is entitled to receive an annual salary of $350,000. If Mr. Garland is terminated without cause or resigns for good reasons, the Company must pay him monthly installments during the severance period in amount equal to one-twelfth of his base salary. If the Company undergoes a change of control, the Company must pay Mr. Garland a fee equal to 3% of the aggregate market value of the business combination, with a minimum of $3 million and a maximum of $10 million. If Mr. Garland introduces the transaction to the Company, there is no maximum.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
-----------------------------------------------

      On March 3, 2004, we acquired an assignment for a Distribution Agreement, dated May 1, 2003, by and between Ark 21 Records, L.P. and Pyramid Media Group, Inc., a non affiliated company owned and controlled by Allen Jacobi, the president of Pyramid Records. In exchange for the assignment of this agreement, we provided the following consideration to Pyramid Media Group, Inc: (1) employment of Mr. Jacobi and (2) the assumption of a debt totaling approximately $350,000.


DESCRIPTION OF SECURITIES.
--------------------------

GENERAL

      The Company's authorized capital stock consists of 100,000,000 shares of common stock, having no par value per share, and 10,000,000 shares of preferred stock, having no par value per share. As of April 1, 2004, 21,153,075 shares of common stock and no shares of preferred stock were outstanding. We presently act as the transfer agent for our common stock.

COMMON STOCK

      The Company is authorized to issue 100,000,000 shares of common stock, no par value per share. The issued and outstanding shares of common stock are fully paid and nonassessable. Except as provided by law or the Company's articles of incorporation with respect to voting by class or series, shareholders of common stock are entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

      Notwithstanding any prior rights to receive dividends to which the holders of preferred stock may be entitled, the holders of common stock will be entitled to receive dividends, if and when declared payable, from time to time, by the board of directors. Upon liquidation or dissolution, shareholders of common stock will be entitled to share proportionally in all assets available for distribution to such holders. There are no preemptive, subscription, conversion or redemption rights pertaining to the common stock of the Company.

PREFERRED STOCK

      The board of directors has the authority, without further action by the shareholders of the Company, to issue up to 10,000,000 shares of preferred stock, in one or more series, and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and the number of shares constituting any series or the designation of such series. The issuance of preferred stock could adversely affect the voting power of holders of common stock and could have the effect of delaying, deferring or preventing a change of the Company's control.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND OTHER
-------------------------------------------------------------------------
SHAREHOLDER MATTERS
-------------------

      As of April 1, 2004, the Company had 102 shareholders of record of its common stock. There is no established public trading market for our common stock, nor is it listed or traded on any stock exchange or with NASDAQ. The Company has no outstanding options or warrants to purchase shares of its common stock, nor are there any outstanding securities convertible into its common stock. There is no common equity of the Company that is being, or has been proposed to be, publicly offered by the Company that could have a material effect on the market price of the Company's common equity.

      Under certain circumstances, restricted shares may be sold without registration, pursuant to the provisions of Rule 144 of the Securities Act. In general, under Rule 144, a person (or persons whose shares are aggregated) who has satisfied a one-year holding period may, under certain circumstances, sell within any three-month period a number of restricted securities which does not exceed the greater of one percent of the shares outstanding or the average weekly trading volume during the four calendar weeks preceding the notice of sale required by Rule 144. In addition, Rule 144 permits, under certain circumstances, the sale of restricted securities without any quantity limitations by a person who is not an affiliate of ours and has satisfied a two-year holding period. Any sales of shares by shareholders pursuant to Rule 144 may have a depressive effect on the price of our common stock. No shares of our common stock can be sold pursuant to Rule 144.

      The Company has never paid a dividend. We intend to retain any earnings for future growth and do not anticipate paying any dividends in the foreseeable future. Holders of our common stock are entitled to receive any dividends as may be declared and paid by our board of directors.

      The Company does not have an equity compensation plan.

LEGAL PROCEEDINGS.
------------------

      From time to time, we are involved as a plaintiff or defendant in various legal proceedings arising in the usual course of our business. At the current time, there is no pending litigation or legal action against the Company.


CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.
----------------------------------------------

      None.


RECENT SALES OF UNREGISTERED SECURITIES.
----------------------------------------

      In March 2001, the Company issued 750,000 shares of its common stock to Jaime Luis Perez Marquez in exchange for financial consulting services valued at $15,000. On the transaction date, the Company's common stock had no reliable market value. The shares issued were valued by the amount of services provided at $.02 per share. As a result, the Company recognized a stock-based compensation expense totaling $15,000. The transaction was exempt from registration under Section 4(2) as the recipient of the shares is a sophisticated investor and was provided with access to the officers of the Company so as to receive all material information regarding the Company which the recipient requested. The shares were issued with a restrictive legend and the transactions did not include a public distribution or offering.

      In March 2001, the Company issued 1,250,000 shares of its common stock to Graciella Ballesteros De Colomer in exchange for consulting services that included sales leads, marketing lists and materials as well as advertising advice valued at $25,000. On the transaction date, the Company's common stock had no reliable market value. The Company valued the shares issued by the value of the marketing expenditure at $.02 per share. As a result, the Company recognized a stock-based compensation expense totaling $25,000. The transaction was exempt from registration under Section 4(2) as the recipient of the shares is a sophisticated investor and was provided with access to the officers of the company so as to receive all material information regarding the company which the recipient requested. The shares were issued with a restrictive legend and the transactions did not include a public distribution or offering.

      In March 2001, the Company issued 625,000 shares of its common stock to Ruben Garduno in exchange for systems and software consulting services valued at $12,500. On the transaction date, the Company's common stock had no reliable market value. The shares issued were valued by the amount of services provided at $.02 per share. As a result, the Company recognized a stock-based compensation expense totaling $12,500. The transaction was exempt from registration under Section 4(2) as the recipient of the shares is a sophisticated investor and was provided with access to the officers of the Company so as to receive all material information regarding the Company which the recipient requested. The shares were issued with a restrictive legend and the transactions did not include a public distribution or offering.

      In September 2001, the Company issued 250,000 shares of its common stock to the Law Office of James G. Dodrill II, PA for legal services related to the Company's proposed Form SB-2 registration statement. The transaction was valued at $.04 per share in accordance with contemporaneous stock sales in January 2002. As a result, the Company recognized deferred offering costs totaling $5,714 for the proposed offering through Registration Statement on Form SB-2 and $4,286 in stock-based legal fees for the selling shareholders. The transaction was exempt from registration under Section 4(2) as the recipient of the shares is a sophisticated investor and was provided with access to the officers of the Company so as to receive all material information regarding the Company which the recipient requested. The shares were issued with a restrictive legend and the transactions did not include a public distribution or offering.

      During January 2002, the Company conducted a private placement offering whereby it sold 875,000 shares of its no par value common stock to the shareholders for $.04 per share pursuant to an exemption from registration claimed under sections 3(b) and 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The shares were sold through the Company's officers and directors to a total of 33 investors. The Company received proceeds in the amount of $33,000, a subscription receivable in the amount of $2,000 and paid $7,500 in related offering expenses as of February 15, 2002. The transaction was completed on February 12, 2002 and did not include a public distribution or offering.



INDEMNIFICATION OF DIRECTORS AND OFFICERS.
------------------------------------------

      We have adopted provisions, and will maintain provisions, to our articles of incorporation and by-laws that limit the liability of officers, directors, and employees, and provide for indemnification by the Company of officers, directors, and employees to the full extent permitted by Colorado law. Colorado law provides that officers and directors have no personal liability to a Company or its shareholders for monetary damages for breach of fiduciary duties as officers or directors, except for a breach of their duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, unlawful payment of dividends or unlawful stock purchases or redemptions, or any transaction from which a director or officer derives an improper personal benefit. Such provisions substantially limit the shareholders' ability to hold officers and directors liable for breaches of fiduciary duty, and may require us to indemnify our officers and directors.

      The Colorado Business Corporation Act provides at Article 109 for indemnification by a corporation of officers and directors in connection with proceedings brought against them by reason of their position with the corporation the person being indemnified must, in civil matters, have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation. In criminal matters, indemnification is permitted where the person had no reasonable cause to believe that his or her conduct was unlawful. Indemnification is required (unless limited by a corporation's Articles of Incorporation) where the officer or director is wholly successful, on the merits or otherwise, in the defense of any proceeding. The Act also establishes procedures by which persons seeking indemnification can obtain cost advances from the corporation and procedures by which indemnification determinations can be made.


ITEM 5.     OTHER EVENTS

      The Company's mailing address and business address have been changed to 1107 Biscayne Blvd., Suite 101, Miami, Florida 33161, phone number:
305-899-6100.

      Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the SEC, AGU Entertainment Corp. is the successor issuer of Lexington Barron Technologies, Inc. for reporting purposes under the Exchange Act and AGU Entertainment Corp. intends to file an annual report as required under Rule 12g-3(g).


ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      On April 1, 2004, the Company accepted the resignations of all of its executive officers and directors. Pursuant to their rights granted by the Exchange Agreement, PMC's shareholders designated Michael Jay Solomon, Les Garland, John Poling, David Levy and Gregory R. Catinella as the new directors of the Company.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBIT INDEX

      (a) Financial Statements filed as part of this report:

      The financial statements will be filed as an amendment to this Report on Form 8-K.

      (b) List of Exhibits filed as part of this report. The following exhibits are incorporated by reference herein or filed herewith.

      NUMBER      TITLE
      ------      -----

      2.1 Share Exchange Agreement, dated March 15, 2004, between the shareholders of Pyramid Music Corp., Pyramid Music Corp. and Lexington Barron Technologies, Inc.

      3.1 Articles of Incorporation of Lexington Barron Technologies, Inc. (incorporated herein by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-86244)).

      3.2 Article of Amendment to Articles of Incorporation of Lexington Barron Technologies, Inc.

      3.3 Articles of Amendment to Articles of Incorporation of AGU Entertainment Corp.

      3.4 Bylaws of Lexington Barron Technologies, Inc. (incorporated herein by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-86244)).

      3.5 Specimen certificate of the common stock of Lexington Barron Technologies, Inc. (incorporated herein by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-86244)).

      10.1        Employment agreement of David Levy, dated as of April 1,
                  2004.

      10.2 Employment agreement of Michael Jay Solomon, dated as of October 1, 2003.

      10.3 Amendment to Employment Agreement of Michael Jay Solomon, dated as of December 1, 2003.

      10.4        Employment agreement of Allen Jacobi, dated as of April 1,
                  2004.

      10.5 Assignment and Assumption Agreement, dated as of March 3, 2004, among Pyramid Media Group, Inc., Allen Jacobi and Pyramid Records International , Inc.

      10.6 Amendment to Assignment and Assumption Agreement, dated March 8, 2004, by and among Pyramid Media Group, Inc., Allen Jacobi and Pyramid Records International , Inc.

      10.7        Corporate Guaranty, dated March 5, 2004.

      10.8        Employment Agreement of Les Garland, dated July 2003.

      21.1        List of Subsidiaries.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

                              AGU ENTERTAINMENT CORP.


    Date: April 16, 2004          By:   /s/ David Levy
                                        ------------------------
                                     Name:  David Levy
                                     Title:  President